EXHIBIT 16.1

 [Letterhead of PricewaterhouseCoopers LLP]

 September 24, 1999

 Securities and Exchange Commission
 450 5th Street, N.W.
 Washington, D.C. 20549

 Commissioners:

 We have read the statements made by Peerless Systems Corporation, which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated September 20, 1999. We agree with the Company's statements concerning our firm in such Form 8-K.

 Very truly yours,

 /s/ PricewaterhouseCoopers LLP

 PricewaterhouseCoopers LLP